UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684                  57-1199010
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(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)          Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania        19148
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

         Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 14, 2005, SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank") announced the appointment of Mr. Charles Frederick Miller as chief lending and credit officer of the Company and of the Bank. Mr. Miller's effective employment date is anticipated to be March 28, 2005.

         Mr. Miller joins the Company and the Bank from his position as Executive Vice President and Senior Commercial Lending Officer of Susquehanna Patriot Bank, a post he has held since June 2004. From August of 2002 through June of 2004 Mr. Miller was Senior Vice President and Chief Lending Officer of Equity Bank. Before that Mr. Miller worked approximately twelve years with Founders Bank, the last three years of which he was Senior Vice President and Chief Lending and Credit Officer. Mr. Miller began his career at Fidelity Bank in 1986, where he completed that bank's credit training program before becoming a commercial loan officer.

         Statements contained in this Form 8-K that are not historical facts contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Forward-looking statements are based on the Company's beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. There is no assurance that these beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized.

         A copy of the press release announcing the appointment is included with this Form 8-K as an exhibit.

         Item 9.01  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99-- Press Release dated March 14, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SE FINANCIAL CORP.


Date: March 14, 2005                                 By:   /s/Marcy C. Panzer
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                                                           Marcy C. Panzer
                                                           Chairman of the Board